                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 18, 2000




                             CONSECO FINANCE CORP.
                      CONSECO FINANCE SECURIZATIONS CORP.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware              333-92315 and 33-92315-01      41-1807858
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  (State or other jurisdiction           (Commission            (IRS employer
       of incorporation)                 file number         identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
 -----------------------------------------------------------------------------
                   (Address of principal executive offices)


     Registrant's telephone number, including area code:   (651) 293-3400
                                                        --------------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.        Changes in Control of Registrant.
               --------------------------------

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.
               ------------------------------------

               Not applicable.

Item 3.        Bankruptcy or Receivership.
               -------------------------

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountant.
               ----------------------------------------------

               Not applicable.

Item 5.        Other Events.
               ------------

               Not applicable.

Item 6.        Resignations of Registrant's Directors.
               --------------------------------------

               Not applicable.

Item 7.        Financial Statements and Exhibits.
               ---------------------------------

               (a)    Financial statements of businesses acquired.

                      Not applicable.

               (b)    Pro forma financial information.

                      Not applicable.

               (c)    Exhibits.

                      The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

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                           Exhibit No.             Description
                           -----------             -----------

                                99.1 Lehman Brothers Computational Materials dated December 18,
                                                   2000 distributed in
                                                   connection with $425,250,000
                                                   Offered Certificates for
                                                   Manufactured Housing Contract
                                                   Senior/Subordinate
                                                   Pass-Through Certificates,
                                                   Series 2000-6, to be issued
                                                   by trust formed by Conseco
                                                   Finance Securitizations Corp.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONSECO FINANCE CORP.



                                     By: /s/ Phyllis A. Knight
                                         ---------------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and Treasurer



                                     CONSECO FINANCE SECURITIZATIONS CORP.



                                     By: /s/ Phyllis A. Knight
                                         ---------------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and Treasurer



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